Exhibit 10.8

RECORDING REQUESTED BY AND WHEN

RECORDED MAIL TO:

NW Congress Center Manager LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

Attention: Shiva Viswanathan

Above Space for Recorder’s Use

TERMINATION OF AMENDED AND RESTATED TENANT IN COMMON AGREEMENT

This TERMINATION OF AMENDED AND RESTATED TENANT IN COMMON AGREEMENT (“Termination”) is dated as of October     , 2012, by and among the parties identified on Exhibit “A” attached hereto and incorporated herein (referred to individually as a “Tenant in Common” and collectively as the “Tenants in Common”).

RECITALS

A. The Tenants in Common own undivided interests in the percentages set forth in Exhibit “A” in that certain real property described on Exhibit “B” attached hereto and incorporated herein and all improvements located thereon (collectively, the “Project”).

B. The Tenants in Common are party to that certain Tenants in Common Agreement recorded September 9, 2004 as Instrument No. 0425341120 at the Cook County Recorder of Deeds’ Office in Chicago, Illinois, as assigned and assumed (the “TIC Agreement”).

C. The parties hereto desire to terminate the TIC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Termination and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1. Termination of Agreements. The TIC Agreement is hereby terminated effective as of the date set forth above.

2. General Provisions.

2.1 Governing Law. This Termination shall be governed by and construed under the internal laws of the State of Illinois without regard to choice of law rules.

2.2 Counterparts. This Termination may be executed in counterparts, each of which, when taken together, shall be deemed one fully executed original.

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 16 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	Triple Net Properties, LLC, a Virginia limited liability company, its Manager

		By:	/s/ Todd A. Mikles
Todd A. Mikles, President

STATE OF California )

                                      ) ss.

COUNTY OF Orange)

On Oct 16, 2012, before me, S. McLean, a Notary Public in and for said County and State, personally appeared Todd Mikles, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ S. McLean
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the         day of             , 2012.

TENANT IN COMMON:

GREIT CONGRESS CENTER, LLC, a Delaware limited liability company

By:	GREIT CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	GREIT Liquidating Trust, a Maryland trust, its sole member

		By:	/s/ Gary T. Wescombe
Gary T. Wescombe, Trustee

STATE OF CALIFORNIA )

                                              ) ss.

COUNTY OF ORANGE    )

On Oct 17, 2012, before me, S. McLean, a Notary Public in and for said County and State, personally appeared Gary T. Wescombe, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ S. McLean
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 1, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 1, LLC, a Delaware limited liability company, its sole member

	By:	Edge Hill Realty, LLC, a New York limited liability company, its sole member

		By:	/s/ Edward Henkin
Edward Henkin, its Manager

STATE OF FL                    )

                                              ) ss.

COUNTY OF MIAMI-DADC )

On October 12, 2012, before me, MELINDA ROBBIN, a Notary Public in and for said County and State, personally appeared Edward Henkin, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of FL that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Melinda JP Robbin
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 2, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 2,
LLC, a Delaware limited liability company, its sole member

	By:	Anderson Acres Company, LLC, a Louisiana limited liability company, its sole member

		By:	/s/ Mark M. Anderson
for Mark M. Anderson, its Manager

STATE OF Illinois )

                                 ) ss.

COUNTY OF Cook)

On October 12, 2012, before me, Bryan Fitzsimmons, a Notary Public in and for said County and State, personally appeared E. Ratcliffe Anderson, Jr. MD, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Bryan Fitzsimmons
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the                  day of                 , 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 3, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 3, LLC, a Delaware limited liability company, its sole member

	By:	JonMat Partnership, an Illinois Partnership, its sole member

		By:	/s/ George Vrakas
George Vrakas, its General Partner

STATE OF	Illinois	)
) SS.
COUNTY OF	Will	)

On Oct 13th, 2012, before me, Jorja Sheridan, a Notary Public in and for said County and State, personally appeared George Vrakas, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jorja Sheridan
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 15 day of Oct, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 4, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 4, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Katherine Looper, Trustee
Katherine Looper, as Trustee of The Looper Family Nominee Trust dated 1/23/03, its sole member

STATE OF	California	)
) ss.
COUNTY OF	San Francisco	)

On 15 October, 2012, before me, Raymond J. Vitale, a Notary Public in and for said County and State, personally appeared Katherine Ann Sofos Looper, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Raymond J. Vitale
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 16 day of Oct, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 5, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 5, LLC, a Delaware limited liability company, its sole member

	By:	American Recovery Property OP, LP, a Delaware limited partnership, its sole member

		By:	The American Recovery Property Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Todd Mikles
Todd Mikles, its President

STATE OF	California	)
) ss.
COUNTY OF	Orange	)

On Oct 16, 2012, before me, S. McLean, a Notary Public in and for said County and State, personally appeared Todd Mikles, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of CA that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ S. McLean
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 6, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 6, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Pat McRoberts
Pat McRoberts, its sole member

STATE OF	California	)
) ss.
COUNTY OF	Santa Clara	)

On October 12, 2012, before me, Annie Tyler, a Notary Public in and for said County and State, personally appeared Pat McRoberts, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Annie Tyler
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 7, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 7, LLC, a Delaware limited liability company, its sole member

	By:	Chicago/Houston Partners, LLC, a California limited liability company, its sole member

		By:	/s/ Mark Van Mourick
Mark Van Mourick, its Manager

STATE OF	California	)
) ss.
COUNTY OF	Orange	)

On October 12, 2012, before me, Shannon Patton, a Notary Public in and for said County and State, personally appeared Mark Van Mourick, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized capacity, and that by his/her/their signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Shannon Patton
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of OCTOBER, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 8, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 8, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ronald E. Rosden
Ronald E. Rosden, as Trustee for the Ronald E. Rosden Living Trust, its sole member

STATE OF	CALIFORNIA	)
) ss.
COUNTY OF	SAN FRANCISCO	)

On 10-12, 2012, before me, JAMES APPENRODT, a Notary Public in and for said County and State, personally appeared RONALD E. ROSDEN, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of CALIFORNIA that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ James Appenrodt
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 10, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 10, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John A. Fils
John A. Fils, its sole member

STATE OF	Iowa	)
) ss.
COUNTY OF	Adair	)

On October 12th, 2012, before me, Kimberly S. Behnken, a Notary Public in and for said County and State, personally appeared John A. Fils, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Iowa that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Kimberly S. Behnken
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 11, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 11, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John E. Mathwig
John E. Mathwig, as Trustee for the VJM Trust, its sole member

STATE OF	California)
) ss.
COUNTY OF	Sonoma )

On 10-12, 2012, before me, Karen Curran, a Notary Public in and for said County and State, personally appeared John E. Mathwig, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Karen Curran
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 15th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 12, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 12, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Lowell K. Etzel
Lowell K. Etzel, as Trustee for the Lowell & Vannee Etzel Trust, its sole member

	By:	/s/ Vannee Etzel
Vannee Etzel, as Trustee for the Lowell & Vannee Etzel Trust, its sole member

STATE OF	CA )
) ss.
COUNTY OF	Contra Costa )

On October 15, 2012, before me, Shannon Marie Castro, a Notary Public in and for said County and State, personally appeared Lowell K. Etzel and Vannee Etzel, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledge to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of CA that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Shannon Marie Castro
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 11 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 13, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 13,
LLC, a Delaware limited liability company, its sole member

	By:	/s/ Thomas F. Scheidt
Thomas F. Scheidt, its sole member

STATE OF Illinois )

                                 ) ss.

COUNTY OF Cook)

On October 11, 2012, before me, Lisa N Kane, a Notary Public in and for said County and State, personally appeared Thomas F. Scheidt, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Lisa N Kane
Notary Public Lisa N Kane

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 11 day of October, 2012.

TENANT IN COMMON: NNN CONGRESS CENTER 14, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 14, LLC, a Delaware limited liability company, its sole member

By:	/s/ Ellen B. Friedman
Ellen B. Friedman, its sole member

STATE OF Illinois	)
	)	ss.
COUNTY OF Cook	)

On October 11, 2012, before me, Lisa N Kane, a Notary Public in and for said County and State, personally appeared Ellen B. Friedman, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Lisa N Kane
Notary Public Lisa N Kane

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON: NNN CONGRESS CENTER 15, LLC, a Delaware limited liability company
By:	NNN CONGRESS CENTER MEMBER 15, LLC, a Delaware limited liability company, its sole member

By:	/s/ Stanley Cohen
Stanley Cohen, its sole member

STATE OF Pennsylvania	)
	)	ss.
COUNTY OF Allegheny	)

On October 12, 2012, before me, Colleen Kelly Cook, a Notary Public in and for said County and State, personally appeared Stanley Cohen, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Pennsylvania that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Colleen Kelly Cook
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 16, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 16, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Paul L. Cohen
Paul L. Cohen, its sole member

STATE OF Pennsylvania	)
	)	ss.
COUNTY OF Allegheny	)

On October 12, 2012, before me, Colleen Kelly Cook, a Notary Public in and for said County and State, personally appeared Paul L. Cohen, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Pennsylvania that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Colleen Kelly Cook
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 17, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 17, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Dickson Shafer
Dickson Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

	By:	Deceased
Lois M. Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

STATE OF California	)
	)	ss.
COUNTY OF Orange	)

On October 12, 2012, before me, Mona E. Krocka, a Notary Public in and for said County and State, personally appeared Dickson Shafer, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Mona E. Krocka
Notary Public

STATE OF CALIFORNIA
CERTIFICATION OF VITAL RECORD

COUNTY OF ORANGE

HEALTH CARE AGENCY

1200 N. MAIN STREET, SUITE 100-A
SANTA ANA, CA 92701

CERTIFICATE OF DEATH

3200930005785

Field	Value
Name of decedent – First	LOIS
Middle	MASTERS
Last	SHAFER
Date of birth	09/08/1923
Age	85
Sex	F
Birth state/foreign country	CANADA
Social security number	552-37-4864
Ever in U.S. Armed Forces	NO
Marital status	MARRIED
Date of death	04/26/2009
Hour	0128
Education	SOME COLLEGE
Hispanic/Latino	NO
Race	WHITE
Usual occupation	TEACHER
Kind of business or industry	ELEMENTARY
Years in occupation	17
Decedent's residence	232 EVENING CANYON ROAD
City	CORONA DEL MAR
County/province	ORANGE
Zip code	92625
Years in county	48
State/foreign country	CA
Informant's name, relationship	DICKSON SHAFER, HUSBAND
Informant's mailing address	232 EVENING CANYON ROAD, CORONA DEL MAR, CA 92625
Name of surviving spouse – First / Middle / Last	DICKSON / - / SHAFER
Name of father – First / Middle / Last	JOHN / - / MASTERS
Father birth state	CANADA
Name of mother – First / Middle / Last	JEAN / - / ANDERSON
Mother birth state	CANADA
Disposition date	04/30/2009
Place of final disposition	RES DICKSON SHAFER, 232 EVENING CANYON ROAD, CORONA DEL MAR, CA 92625
Type of disposition	CR/RES
Signature of embalmer	NOT EMBALMED
License number	-
Name of funeral establishment	NEPTUNE SOCIETY OF ORANGE CO
License number	FD1305
Signature of local registrar	ERIC G. HANDLER, M.D.
Date	04/29/2009
Place of death	NEW ORANGE HILLS
If other than hospital	Nursing Home (checked)
County	ORANGE
Facility address	5017 E. CHAPMAN AVENUE
City	ORANGE

Cause of death

	Cause	Time interval	
Immediate cause (A)	ANOXIC ENCEPHALOPATHY	WEEKS	Reported to coroner: YES, 09-03419-BB
(B)	STATUS POST SUBDURAL HEMORRHAGE WITH EVACUATION	WEEKS	Biopsy performed: NO
(C)	MECHANICAL FALL, CLINICAL	WEEKS	Autopsy performed: YES
(D)			Used in determining cause: YES

Other significant conditions contributing to death: NONE

Operation performed: CRANIOTOMY, 02/09/2009

If female, pregnant in last year: NO

Manner of death: Accident

Injured at work: NO

Injury date: 02/08/2009 Hour: 1930

Place of injury: DECEDENT'S RESIDENCE

Describe how injury occurred: FALL, UNWITNESSED

Location of injury: 232 EVENING CANYON ROAD, CORONA DEL MAR, CA 92625

Signature of coroner: MITCHELL D. SIGAL — Date: 04/27/2009 — MITCHELL D. SIGAL, DEPUTY CORONER

CERTIFIED COPY OF VITAL RECORDS MAY 08 2009

002530832

STATE OF CALIFORNIA } SS
COUNTY OF ORANGE

DATE ISSUED

This is a true and exact reproduction of the document officially registered and placed on file in the office of the VITAL RECORDS SECTION, ORANGE COUNTY HEALTH CARE AGENCY.

ERIC G. HANDLER, M.D.
HEALTH OFFICER
ORANGE COUNTY, CALIFORNIA

This copy not valid unless prepared on engraved border displaying seal and signature of Registrar.

ANY ALTERATION OR ERASURE VOIDS THIS CERTIFICATE

EXHIBITS

Exhibit “A” Tenants in Common

Exhibit “B” Description of the Project

EXHIBIT “A”

TENANTS IN COMMON

Tenant in Common	Percentage Interest
NNN Congress Center, LLC, a Delaware limited liability company	28.879%

GREIT – Congress Center, LLC, a Delaware limited liability company	30.000%

NNN Congress Center 1, LLC, a Delaware limited liability company	4.500%

NNN Congress Center 2, LLC, a Delaware limited liability company	3.625%

NNN Congress Center 3, LLC, a Delaware limited liability company	1.375%

NNN Congress Center 4, LLC, a Delaware limited liability company	2.125%

NNN Congress Center 5, LLC, a Delaware limited liability company	1.625%

NNN Congress Center 6, LLC, a Delaware limited liability company	1.750%

NNN Congress Center 7, LLC, a Delaware limited liability company	5.125%

NNN Congress Center 8, LLC, a Delaware limited liability company	1.875%

NNN Congress Center 10, LLC, a Delaware limited liability company	1.750%

NNN Congress Center 11, LLC, a Delaware limited liability company	4.000%

NNN Congress Center 12, LLC, a Delaware limited liability company	1.750%

NNN Congress Center 13, LLC, a Delaware limited liability company; NNN Congress Center 14, LLC, a Delaware limited liability company	2.750%

NNN Congress Center 15, LLC, a Delaware limited liability company	1.693%

NNN Congress Center 16, LLC, a Delaware limited liability company	1.693%

NNN Congress Center 17, LLC, a Delaware limited liability company	5.485%

TOTAL:	100.00%

Exhibit A

EXHIBIT “B”

DESCRIPTION OF THE PROJECT

Parcel 1:

Lots 1 through 12 inclusive (except the East 56 feet of said Lots 1 through 12) and the North 9.4 feet of the West 94.89 feet of Lot 13, Lot 24 (except the South 9.4 feet thereof) and all of Lots 25 to 40 inclusive in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

The East 1/2 of the vacated alley lying West of and adjacent to Lot 39, Lots 4 through 12 inclusive and the North 9.4 feet of the West 94.89 feet of Lot 13 all in Mosley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 3:

The West 1/2 of the vacated alley lying East of and adjacent to Lot 24 (except the South 9.4 feet thereof), Lots 25 through 33 inclusive and Lot 38 all in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Save and except the following from Parcels 1, 2 and 3:

The West 113.00 feet (measured perpendicularly) of the following described property, all taken as one tract: Lot 24, except the South 9.40, and all of Lots 25 through 37, both inclusive, in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago, a subdivision in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Note: For informational purposes only, the land is known as:

525 W Van Buren St.

Chicago, IL 60607

PIN: 17-16-129-087-0000 Vol. 591

Exhibit B